EXHIBIT 10.2


                 SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

            The following Sarbanes-Oxley Act of 2002 Section 906 Certification is furnished (not filed) to the Securities and Exchange Commission:

            In connection with this annual report on Form 20-F of CNOOC Limited, we, Liucheng Wei, Chairman and Chief Executive Officer, and Mark Z.L. Qiu, Chief Financial Officer and Senior Vice President, of CNOOC Limited certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of CNOOC Limited.



Date: May 13, 2003



                                    By:  /s/ Liucheng Wei
                                         ------------------------------------
                                    Name:   Liucheng Wei
                                    Title:  Chairman & Chief Executive Officer






                                    By:  /s/ Mark Z.L. Qiu
                                        --------------------------------------
                                    Name:   Mark Z.L. Qiu
                                    Title:  Chief Financial Officer
                                            and Senior Vice President









Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to CNOOC Limited and will be retained by CNOOC Limited and furnished to the Securities and Exchange Commission or its staff upon request.




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